                         QUANTUM EPITAXIAL DESIGNS, INC.
                    EMPLOYEE NON-QUALIFIED STOCK OPTION PLAN

              (As Amended and Restated, Effective October 3, 1996)

                  Background. This Plan is an amendment and restatement of the employee stock option plan adopted by Quantum Epitaxial Designs, Inc. (the "Company") in 1991. All stock options awarded before the effective date of the amendment and restatement of the Plan shall be subject to the rules of the Plan as in effect before such effective date.

                  Section 1. Purposes.

                  The purposes of the Plan are (a) to recognize and compensate selected Employees of the Company and its Subsidiaries who contribute to the development and success of the Company and its Subsidiaries; (b) to maintain the competitive position of the Company and its Subsidiaries by attracting and retaining key Employees; and (c) to provide incentive compensation to such key Employees based upon the Company's performance, as measured by the appreciation in Common Stock. The Options issued pursuant to the Plan are intended to constitute non-qualified stock options.

                  Section 2. Definitions.

                  (a) "Award" shall mean a grant of Options to an Employee pursuant to the provisions of this Plan. Each separate grant of Options to an Employee and each group of Options which matures on a separate date is treated as a separate Award.

                  (b) "Board" shall mean the Board of Directors of the Company, as constituted from time to time.

                  (c) "Change of Control" shall mean the happening of an event, which shall be deemed to have occurred upon the earliest to occur of the following events: (i) the date the stockholders of the Company (or the Board, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated, or (ii) the date the stockholders of the Company (or the Board, if stockholder action is not required) approve a definitive agreement to sell or otherwise dispose of all or substantially all of the assets of the Company, or (iii) the date the stockholders of the Company (or the Board, if stockholder action is not required) and the stockholders of the other constituent corporations (or their respective boards of directors, if and to the extent that stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into another corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company's voting capital stock immediately prior to the merger or consolidation will have at least 50% of the ownership of voting capital stock of the surviving corporation immediately after the merger or consolidation (on a fully diluted basis), which voting capital stock is to be held in the same proportion (on a fully diluted basis) as such holders' ownership of voting capital stock of the Company immediately before the merger or consolidation, or
(iv) the date any entity, person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than (A) the Company, or (B) any of its Subsidiaries, or (C) any of the holders of the capital stock of the Company, as determined on the date that this Plan is adopted by the Board, or (D) any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries or (E) any Affiliate (as such term is defined in Rule 405 promulgated under the Securities Act) of any of the foregoing, shall have acquired beneficial ownership of, or shall have acquired voting control over more than 50% of the outstanding shares of the Company's voting capital stock (on a fully diluted basis), unless the transaction pursuant to which such person, entity or group acquired such beneficial ownership or control resulted from the original issuance by the Company of shares of its voting capital stock and was approved by at least a majority of directors who shall have been either members of the Board on the date that this Plan is adopted by the Board or members of the Board for at least twelve (12) months prior to the date of such approval, or (v) the first day after the date of this Plan when directors are elected such that there shall have been a change in the composition of the Board such that a majority of the Board shall have been members of the Board for less than twelve (12) months, unless the nomination for election of each new director who was not a director at the beginning of such twelve (12) month period was approved by a vote of at least sixty percent (60%) of the directors then still in office who were directors at the beginning of such period, or (vi) the date upon which the Board determines (in its sole discretion) that based on then current available information, the events described in clause (iv) are reasonably likely to occur.

                  (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (e) "Committee" shall mean the Committee appointed by the Board in accordance with Section 4(a) of the Plan, if one is appointed, in which event the Committee shall possess the power and authority of the Board.

                  (f) "Company" shall mean Quantum Epitaxial Designs, Inc., a Pennsylvania corporation.

                  (g) "Common Stock" shall mean common stock of the Company, $.01 per value per share.

                  (h) "Disinterested Person" shall have the meaning set forth in Rule 16(b)-3(c)(2)(i), promulgated under Section 16 of the Exchange Act.

                  (i) "Disability" or "Disabled" shall mean the inability of an Optionee to perform his or her normal employment duties for the Company, its Parent, any of its Subsidiaries or its successors, as the case may be, resulting from a mental or physical illness, impairment or any other similar occurrence which can be expected to result in death or which has lasted or can be expected to last for a period of twelve (12) consecutive months, as determined by the Board.

                  (j) "Employee" shall mean any person, including officers and directors, employed by the Company, its Parent, any of its Subsidiaries or its successors. The payment of directors' fees by the Company, its Parent, any of its Subsidiaries or its successors, as the case may be, shall not be sufficient to constitute employment.

                  (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (l) "Fair Market Value" shall mean the fair market value of a share of Common Stock, as determined pursuant to Section 8 hereof.

                  (m) "Option" shall mean a non-qualified stock option to purchase Shares that is Awarded pursuant to the Plan.

                  (n) "Option Agreement" shall mean a written agreement in such form or forms as the Board (subject to the terms and conditions of this Plan) may from time to time approve evidencing and reflecting the terms of an Option.

                  (o) "Optionee" shall mean an Employee to whom an Option is Awarded.

                  (p) "Parent" shall mean a "parent corporation" whether now or hereafter existing, as defined in Sections 424(e) and (g) of the Code.

                  (q) "Plan" shall mean the Quantum Epitaxial Designs, Inc. Employee Non-Qualified Stock Option Plan, as amended and restated, effective October 3, 1996, 1996, or as amended thereafter from time to time.

                  (r) "Pool" shall mean the pool of shares of Common Stock subject to the Plan, as described and set forth in Section 6 hereof.

                  (s) "Securities Act" shall mean the Securities Act of 1933, as amended.

                  (t) "Shares" shall mean shares of Common Stock contained in the Pool, as adjusted in accordance with Section 9 of the Plan.

                  (u) "Stock Purchase Agreement" shall mean an agreement in such form as the Board (subject to the terms and conditions of this Plan) may from time to time approve, which an Optionee may be required to execute as a condition of purchasing Shares upon the exercise of an Option.

                  (v) "Subsidiary" shall mean a subsidiary corporation, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

                  Section 3. Participation.

                  (a) Employees. Participants in the Plan shall be selected by the Board from the Employees (including Employees who also may be members of the Board) of the Company, its Parent and its Subsidiaries or their successors. The Board may make Awards at any time and from time to time to Employees on terms and conditions described in Section 7. Any Award may include or exclude any Employee, as the Board shall determine in its sole discretion.

                  Section 4. Administration.

                  (a) Procedure. The Plan shall be administered by the Board. Members of the Board who are eligible for Options or have been Awarded Options may vote on any matters affecting the administration of the Plan or the Award of any Options pursuant to the Plan, except that no such member shall act upon the Award of an Option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or Committee during which action is taken with respect to the Award of Options to him.

                      The Board may at any time appoint a Committee consisting of not less than two persons to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Members of the Committee shall serve for such period of time as the Board may determine. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan. In the event the Company has a class of equity securities registered under Section 12 of the Exchange Act and unless the Board determines otherwise, from the effective date of such registration until six months after the termination of such registration, all Awards of Options shall be made solely by the Board, only if each member is a Disinterested Person, or, otherwise, by a Committee of two or more directors, each of whom is a Disinterested Person.

                  (b) Powers of the Board. Subject to the provisions of the Plan, the Board or its Committee shall have the authority, in its discretion:
(i) to Award Options; (ii) to determine, upon review of relevant information and in accordance with Section 8 of the Plan, the Fair Market Value per Share; (iii) to determine the exercise price of the Options to be Awarded in accordance with Sections 7 and 8 of the Plan; (iv) to determine the Employees to whom, and the time or times at which, Options shall be Awarded, and the number of Shares to be subject to each Option; (v) to prescribe, amend and rescind rules and regulations relating to the Plan; (vi) to determine the terms and provisions of each Option Awarded under the Plan, each Option Agreement and each Stock Purchase Agreement (which need not be identical with the terms of other Options, Option Agreements and Stock Purchase Agreements) and, with the consent of the Optionee, to modify or amend an outstanding Option, Option Agreement or Stock Purchase Agreement; (vii) to accelerate the vesting or exercise date of any Option; (viii) to determine whether any Optionee will be required to execute a stock repurchase agreement or other agreement as a condition to the exercise of an Option, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and, with the consent of the Optionee, to amend any such agreement; (ix) to interpret the Plan or any agreement entered into with respect to the Award or exercise of Options; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the Award of an Option previously Awarded by the Board or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Options or agreements relating to the Award or exercise thereof; and
(xi) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

                  (c) Effect of the Board's or Committee's Decision. All decisions, determinations and interpretations of the Board or the Committee shall be final and binding with respect to all Options and Optionees.

                  (d) Limitation of Liability. Notwithstanding anything herein to the contrary (with the exception of Section 31 hereof), no member of the Board or of the Committee shall be liable for any good faith determination, act or failure to act in connection with the Plan or any Option Awarded hereunder.

                  Section 5. Eligibility.

                  Except as otherwise provided in Section 3(b), Options may be Awarded only to Employees. An Employee who has been Awarded an Option, if he or she is otherwise eligible, may be Awarded additional Options.

                  Section 6. Stock Subject to the Plan.

                  Subject to the provisions of Section 9 of the Plan, the maximum aggregate number of Shares which may be Awarded and sold under the Plan is Three Hundred Twelve Thousand, Five Hundred Sixty (312,560) Shares (collectively, the "Pool"), less the number of Shares Awarded under the Plan as in effect immediately before the amendment and restatement of the Plan, effective October 3, 1996. Options Awarded from the Pool shall be non-qualified stock options. Once Awarded pursuant to an Option, no Shares shall return to the Plan and become available for future Award under the Plan, regardless of whether an Option should expire or become unexercisable for any reason without having been exercised in full, or, if Shares are subsequently repurchased by the Company.

                  Section 7. Terms and Conditions of Options Awarded to
Employees.

                  Each Option Awarded pursuant to the Plan shall be authorized by the Board and shall be evidenced by an Option Agreement in such form as the Board may from time to time determine. Each Option Agreement shall incorporate by reference all other terms and conditions of the Plan, including the following terms and conditions:

                  (a) Number of Shares. The number of Shares subject to the Option, which may not include fractional Shares.

                  (b) Option Price. The price per Share payable on the exercise of an Option shall be at least $.01 per Share and shall be stated in the Option Agreement.

                  (c) Consideration. The consideration to be paid for the Shares to be issued upon the exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of cash, check or shares of Common Stock having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment permitted under any laws to which the Company is subject and which is approved by the Board, provided that shares of Common Stock may be surrendered in satisfaction of the exercise price only if the Optionee has held such shares for more than six months (or such shorter time as shall not, in the Board's sole discretion have an adverse effect on the Company's financial statements). In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company. If the consideration for the exercise of an Option is the surrender of previously acquired and owned shares of Common Stock, the Optionee will be required to make representations and warranties satisfactory to the Company regarding his title to the shares of Common Stock used to effect the purchase, including without limitation, representations and warranties that the Optionee has good and marketable title to such shares of Common Stock free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such shares of Common Stock without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a manner satisfactory to the Company. The value of the shares of Common Stock used to effect the purchase shall be the Fair Market Value of such shares of Common Stock on the date of exercise as determined by the Board in its sole discretion, exercised in good faith.

                  (d) Exercise of Options. Any Option Awarded hereunder shall be exercisable at such times and under such conditions as may be determined by the Board and as shall be permissible under the terms of the Plan, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                      An Option may be exercised in accordance with the provisions of this Plan as to all or any portion of the Shares then exercisable under an Option from time to time during the term of the Option. An Option may not be exercised solely for a fraction of a Share.

                      An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal executive office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by an executed Stock Purchase Agreement and any other agreements required by the terms of the Plan and/or Option Agreement. Full payment may consist of such consideration and method of payment allowable under Section 7 of the Plan. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as provided in Section 9 of the Plan.

                      As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall, without transfer or issue tax to the Optionee, deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the certificate(s) representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any applicable listing requirements of any national or regional securities exchange or any law or regulation applicable to the issuance or delivery of such Shares.

                      Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for Award under the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (e) Term and Vesting of Options.

                      (i) Notwithstanding any other provision of this Plan, no Option shall be (A) Awarded under this Plan after ten (10) years from the date on which this Plan is adopted by the Board, or (B) exercisable more than ten
(10) years from the date of Award.

                      (ii) Options Awarded hereunder shall mature and become exercisable in whole or in part, in accordance with such vesting schedule as the Board shall determine, which schedule shall be stated in the Option Agreement. Options may be exercised in any order elected by the Optionee whether or not the Optionee holds any unexercised Options under this Plan or any other plan of the Company.

                  (f) Termination of Options.

                      (i) Unless sooner terminated as provided in this Plan, each Option shall be exercisable for the period of time as shall be determined by the Board and set forth in the Option Agreement, and shall be void and unexercisable thereafter.

                      (ii) Except as otherwise provided herein or in the Option Agreement, upon the termination of the Optionee's employment or other relationship with the Company for any reason, Options exercisable on the date of termination of employment or such other relationship shall be exercisable by the Optionee (or in the case of the Optionee's death subsequent to termination of employment or such other relationship, by the Optionee's executor(s) or administrator(s)) for a period of three (3) months from the date of the Optionee's termination of employment or such other relationship.

                      (iii) Upon the Disability or death of an Optionee while in the employ of or engagement by the Company, Options held by such Optionee which are exercisable on the date of Disability or death shall be exercisable for a period of twelve (12) months commencing on the date of the Optionee's Disability or death, by the Optionee or his legal guardian or representative or, in the case of death, by his executor(s) or administrator(s); provided, however, that if such disabled Optionee shall commence any employment or engagement during such one (1) year period with or by a competitor of the Company (including, but not limited to, full or part-time employment or independent consulting work), as determined solely in the judgment of the Board, all Options held by such Optionee which have not yet been exercised shall terminate immediately upon the commencement thereof.

                      (iv) Options may be terminated at any time by agreement between the Company and the Optionee.

                  (g) Forfeiture. Notwithstanding any other provision of this Plan, if the Optionee's employment or engagement is terminated for "cause" (as such term is defined in the Optionee's employment agreement or invention and non-disclosure agreement with the Company, but if the Optionee is not a party to any such agreement, then, as such term is defined in the Stock Purchase Agreement) or if the Board makes a determination that the Optionee (i) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment or engagement, or (ii) has been convicted of a felony or (iii) has disclosed trade secrets or confidential information of the Company or (iv) has breached any agreement with or duty to the Company in respect of confidentiality, non-disclosure, non-competition or otherwise, all unexercised Options shall terminate upon the earlier of the date of termination of employment or engagement for "cause" or the date of such a finding. In the event of such a finding, in addition to immediate termination of all unexercised Options, the Optionee shall forfeit all Shares for which the Company has not yet delivered share certificates to the Optionee and the Company shall refund to the Optionee the Option purchase price paid to it. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in forfeiture.

                  Section 18. Determination of Fair Market Value of Common
Stock.

                  (a) Except to the extent otherwise provided in this Section 8, the Fair Market Value of a share of Common Stock shall be determined by the Board in its sole discretion.

                  (b) Notwithstanding the provisions of Section 8(a), in the event that shares of Common Stock are traded in the over-the-counter market, the Fair Market Value of a share of Common Stock shall be the mean of the bid and asked prices for a share of Common Stock on the relevant valuation date as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotations ("NASDAQ") System), as applicable or, if there is no trading on such date, on the next trading date. In the event shares of Common Stock are listed on a national or regional securities exchange or traded through NASDAQ/NMS, the Fair Market Value of a share of Common Stock shall be the closing price for a share of Common Stock on the exchange or on NASDAQ/NMS, as reported in The Wall Street Journal on the relevant valuation date, or if there is no trading on that date, on the next trading date.

                  Section 9. Adjustments.

                  (a) Subject to required action by the stockholders, if any, the number of Shares as to which Options may be Awarded under this Plan and the number of Shares subject to outstanding Options and the option prices thereof shall be adjusted proportionately for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from stock splits, reverse stock splits, stock dividends, reclassifications and recapitalizations.

                  (b) No fractional Shares shall be issuable on account of any action aforesaid, and the aggregate number of Shares into which Shares then covered by the Option, when changed as the result of such action, shall be reduced to the number of whole Shares resulting from such action, and any right to a fractional share shall be satisfied in cash, based on the Fair Market Value thereof.

                  Section 10. Rights as a Stockholder.

                  The Optionee shall have no rights as a stockholder of the Company and shall not have the right to vote nor receive dividends with respect to any Shares subject to an Option until such Option has been exercised and a certificate with respect to the Shares purchased upon such exercise has been issued to him.


                  Section 11. Time of Awarding Options.

                  The date of Award of an Option shall, for all purposes, be the date on which the Board makes the determination Awarding such Option. Notice of the determination shall be given to each Employee to whom an Option is so Awarded within a reasonable time after the date of such Award.

                  Section 12. Modification, Extension and Renewal of Option.

                  Subject to the terms and conditions of the Plan, the Board may modify, extend or renew an Option, or accept the surrender of an Option (to the extent not theretofore exercised). Notwithstanding the foregoing, no modification of an Option which adversely affects the Optionee shall be made without the consent of the Optionee.

                  Section 13. Purchase for Investment and Other Restrictions.

                  The issuance of Shares on the exercise of an Option shall be conditioned on obtaining such appropriate representations, warranties, restrictions and agreements of the Optionee as set forth in the applicable Stock Purchase Agreement. Among other representations, warranties, restrictions and agreements, the Optionee shall represent and agree that the purchase of Shares under the applicable Option Agreement shall be for investment, and not with a view to the public resale or distribution thereof, unless the Shares subject to the Option are registered under the Securities Act and the transfer or sale of such Shares complies with all other laws, rules and regulations applicable thereto. Unless the Shares are registered under the Securities Act, the Optionee shall acknowledge that the Shares purchased on exercise of the Option are not registered under the Securities Act and may not be sold or otherwise transferred unless the Shares have been registered under the Securities Act in connection with the sale or other transfer thereof, or that counsel satisfactory to the Company has issued an opinion satisfactory to the Company that the sale or other transfer of such Shares is exempt from registration under the Securities Act, and unless said sale or transfer is in compliance with all other applicable laws, rules and regulations, including all applicable federal and state securities laws, rules and regulations. Additionally, the Shares, when issued upon the exercise of an Option, shall be subject to other transfer restrictions, rights of first refusal and rights of repurchase as set forth in or incorporated by reference into the applicable Stock Purchase Agreement. The certificates representing the Shares shall contain the following legend:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT OR OTHERWISE, OR IN ANY WAY ENCUMBERED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO QUANTUM EPITAXIAL DESIGNS, INC. THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS. MOREOVER, THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND RESTRICTED BY THE PROVISIONS OF A CERTAIN STOCK PURCHASE AND RESTRICTION AGREEMENT BETWEEN QUANTUM EPITAXIAL DESIGNS, INC. AND THE STOCKHOLDER, A COPY OF WHICH AGREEMENT WILL BE FURNISHED BY QUANTUM EPITAXIAL DESIGNS, INC. UPON WRITTEN REQUEST AND WITHOUT CHARGE, AND ALL OF THE PROVISIONS OF SUCH AGREEMENT ARE INCORPORATED BY REFERENCE IN THIS CERTIFICATE.

                  Section 14. Transferability.

                  No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of the Optionee, his Options shall be exercisable only by him, or, in the event of his legal incapacity or Disability by his legal guardian or representative.

                  Section 15. Other Provisions.
                  The Option Agreement and Stock Purchase Agreement may contain such other provisions as the Board in its discretion deems advisable and which are not inconsistent with the provisions of this Plan, including, without limitation, restrictions upon or conditions precedent to the exercise of the Option.

                  Section 16. Power of Board in Case of Change of Control.

                  Notwithstanding anything to the contrary set forth in this Plan (with the exception of Section 31 hereof), in the event of a Change of Control, the Board shall have the right, in its sole discretion, to accelerate the vesting and exercisability of all unmatured Options and/or to establish an earlier date for the expiration of the exercise of an Option (notwithstanding a later expiration of exercisability set forth in an Option Agreement). In addition, in the event of a Change of Control of the Company, the Board shall have the right, in its sole discretion, subject to and conditioned upon the consummation of the transactions which result in the Change of Control, to (1) arrange for the successor company (or other entity) to assume all of the rights and obligations of the Company under this Plan; or (2) terminate this Plan and
(a) to pay to all Optionees cash with respect to those Options that are vested as of the date of such consummation in an amount equal to the difference between the exercise price and the Fair Market Value of a Share of Common Stock (determined as of the date the Plan is terminated) multiplied by the number of Options that are vested as of the date of the consummation of the transactions which result in the Change of Control which are held by the Optionee as of such date, or (b) to arrange for the exchange of all Options for options to purchase common stock in the successor corporation, or (c) to distribute to each Optionee other property in an amount equal to and in the same form as the Optionee would have received from the successor corporation if the Optionee had owned the Shares subject to Options that are vested as of the date of the consummation of the transactions which result in the Change of Control rather than the Option at the time of such consummation. The form of payment or distribution to the Optionee pursuant to this Section shall be determined by the Board in its sole discretion.

                  Section 17. Amendment of the Plan.

                  Insofar as permitted by law and the Plan, the Board may from time to time suspend, terminate or discontinue the Plan or revise or amend it in any respect whatsoever with respect to any Shares at the time not subject to an Option; provided, however, that without approval of the stockholders, no such revision or amendment may change the aggregate number of Shares for which Options may be Awarded hereunder, change the designation of the class of Employees eligible to receive Options or decrease the price at which Options may be Awarded.

                  Any other provision of this Section 17 notwithstanding (with the exception of Section 31 hereof), the Board specifically is authorized to adopt any amendment to this Plan deemed by the Board to be necessary or advisable to assure that the non-qualified stock Options available under the Plan continue to be treated as such, respectively, under all applicable laws.

                  Section 18. Application of Funds.

                  The proceeds received by the Company from the sale of Shares pursuant to the exercise of Options shall be used for general corporate purposes.

                  Section 19. No Obligation to Exercise Option.

                  The Awarding of an Option shall impose no obligation upon the Optionee to exercise such Option.


                  Section 20. Conditions Upon Issuance of Shares.

                  (a) Options Awarded under the Plan are conditioned upon the Company obtaining any required permit or order from appropriate governmental agencies, authorizing the Company to issue such Options and Shares issuable upon the exercise thereof.

                  (b) Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (c) As a condition to the exercise of an Option, the Board may require the person exercising such Option to execute an agreement with, and/or may require the person exercising such Option to make any representation and/or warranty to, the Company as may be, in the judgment of counsel to the Company, required under applicable law or regulation, including but not limited to a representation and warranty that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is appropriate under any of the aforementioned relevant provisions of law.

                  Section 21. Reservation of Shares.

                  The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                  The Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction the requisite authorization(s) deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

                  Section 22. Stock Option and Stock Purchase Agreements.

                  Options shall be evidenced by an Option Agreement in such form or forms as the Board shall approve from time to time. Upon the exercise of an Option, the Optionee shall sign and deliver to the Company a Stock Purchase Agreement in such form or forms as the Board shall approve from time to time.

                  Section 23. Taxes, Fees, Expenses and Withholding of Taxes.

                  (a) The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the Award of Options and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

                  (b) The Award of Options hereunder and the issuance of Shares pursuant to the exercise thereof is conditioned upon the Company's reservation of the right to withhold in accordance with any applicable law, from any compensation or other amounts payable to the Optionee, any taxes required to be withheld under federal, state or local law as a result of the Award or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation or other amounts, if any, payable to the Optionee is insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee (or such other person entitled herein to exercise the Option), as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the Company's satisfaction of its withholding obligations under federal, state and local law.

                  Section 24. Notices.

                  Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to an Optionee shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Option Agreement, or at such other address as such Optionee or his or her permitted transferee (upon the transfer of the Shares) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee and each permitted transferee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided herein, with written notice of his or her direct mailing address.

                  Section 25. No Enlargement of Employee Rights.

                  This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Employee, or to be consideration for or a condition of the employment or service of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the employ or service of the Company, its Parent, any Subsidiary or a successor corporation, or to interfere with the right of the Company or any such corporation to discharge or retire any Employee thereof at any time. No Employee shall have any right to or interest in Options authorized hereunder prior to the Award thereof to such Employee, and upon such Award he shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

                  Section 26. Information to Optionees.

                  The Company, upon request, shall provide without charge to each Optionee copies of such annual and periodic reports as are provided by the Company to its stockholders generally.

                  Section 27. Availability of Plan.

                  A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by him to any eligible person making reasonable inquiry concerning it.

                  Section 28. Invalid Provisions.

                  In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

                  Section 29. Applicable Law.

                  This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

                  Section 30. Board Action.

                  Notwithstanding anything to the contrary set forth in this Plan, any and all actions of the Board or Committee, as the case may be, taken under or in connection with this Plan and any agreements, instruments, documents, certificates or other writings entered into, executed, granted, issued and/or delivered pursuant to the terms hereof, shall be subject to and limited by any and all votes, consents, approvals, waivers or other actions of all or certain stockholders of the Company or other persons required pursuant to
(i) the Company's Certificate of Incorporation (as the same may be amended and/or restated from time to time), (ii) the Company's Bylaws (as the same may be amended and/or restated from time to time), and (iii) any agreement, instrument, document or writing now or hereafter existing, between or among the Company and its stockholders or other persons (as the same may be amended from time to time).

                          ADOPTION AND APPROVAL OF PLAN
            Date Plan Originally Adopted By Board: September 20, 1991
      Date Plan Amendment and Restatement Adopted by Board: October 3, 1996
               Original Effective Date of Plan: September 20, 1991
        Effective Date of Plan Amendment and Restatement: October 3, 1996

                            QUANTUM EPITAXIAL DESIGNS
                   AMENDED AND RESTATED EMPLOYEE NON-QUALIFIED
                             STOCK OPTION AGREEMENT


                  Quantum Epitaxial Designs, Inc., a Pennsylvania corporation (the "Company"), and _______________________ ("Optionee") hereby amend and restate in its entirety their prior agreement relating to the Company's grant to Optionee of non-qualified stock options ("Options") to purchase _____________ (________) shares of the Company's common stock, par value $0.001 per share, as adjusted to reflect stock splits and other required adjustments through the date hereof (the "Common Stock") (the "Prior Agreement") as follows:

                  The Company awarded to Optionee Options to purchase a total of ___________ (___________) shares of Common Stock, at the price set forth below, and in all respects subject to the terms, definitions and provisions of the Company's Employee Non-Qualified Stock Option Plan as in effect immediately before its amendment and restatement, effective October 3, 1996. Unless otherwise defined in this Amended and Restated Employee Non-Qualified Stock Option Agreement (this "Agreement"), terms that are defined in the Company's Employee Non-Qualified Stock Option Plan (as Amended and Restated, Effective October 3, 1996) (the "Plan") shall have the same meanings when used in this Agreement.

                  1. Nature of the Award. This Award consists of non-qualified stock options.

                  2. Option Price. The option price shall be $_______ for each share of Common Stock (the "Option Price"), as adjusted proportionately for fractional shares or for increases or decreases in the number of outstanding shares of Common Stock resulting from stock splits or combinations that have occurred since the original date of grant of this Award as set forth below (the "Original Date of Grant") and as may occur subsequent to the date of this Agreement.

                  3. Exercise of Award. Subject to Section 6 hereof, this Award shall be exercisable only by the Optionee during its term as follows:

                           (a)      Right to Exercise.

                                    (i) Options issued under this Award shall be
exercisable, in whole or in part, and for fractional shares, in accordance with the provisions of this Agreement.

                                    (ii) Optionee may immediately exercise
Options as to twenty percent (20%) of the shares of Common Stock that are the subject of this Award commencing on the date that is twelve (12) months from the Original Date of Grant. Except as otherwise provided in Section 7, Optionee may exercise the Options as to an additional 1/48 of the shares of Common Stock that are the subject of this Award as of the last day of each month commencing with the thirteenth month after the Original Date of Grant.

                                    (iii) In the event of the termination of
Optionee's employment with the Company by reason of the death of Optionee, this Award shall be fully matured and shall be exercisable in whole or in part by the Optionee's executor(s) or administrator(s) at any time during the period that commences on the Optionee's date of death and ends twelve months after the date of the Optionee's death.

                                    (iv) In the event of the Disability of
Optionee, Options granted under this Award shall be fully matured and shall be exercisable in whole or in part by the Optionee or by his legal representative at any time during the period that commences on the date of the Optionee's Disability and ends twelve months after the date of the Optionee's Disability.

                                    (v) Except to the extent otherwise provided
in this Agreement, upon the termination of the Optionee's employment with the Company for any reason other than Death or Disability, Options granted under this Award, if matured on the date of termination of employment, shall be exercisable by the Optionee (or in the case of the Optionee's death or Disability subsequent to termination of employment, by the Optionee's executor, administrator, or legal representative, as the case may be) for a period of three months from the date of the Optionee's termination of employment. To the extent that this Award is not matured on the date of such termination of employment, Options that are the subject of this Award shall be canceled, and the Company shall be under no further obligation to the Optionee with respect to such Options under the Plan or this Agreement.

                                    (b) Method of Exercise. Options shall be
exercisable by written notice which shall state the number of shares of Common Stock, including fractional shares, in respect of which this Award is being exercised, and which shall contain or be accompanied by such representations and agreements as to the Optionee's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan, including but not limited to, the Stock Purchase and Restriction Agreement referred to in Section 4 below. Such written notice of exercise shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Option Price. An Option shall be treated as exercised on the date that proper notice of exercise accompanied by the Option Price is received by the Company.

                  No shares of Common Stock will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the shares may then be listed.

                           (c) Number of Options Exercisable. Each exercise of
an Option shall reduce, pro tanto, the total number of shares of Common Stock that may thereafter be purchased under this Award.


                  4. Optionee Agreements. In the event the shares of Common Stock which may be purchased pursuant to the exercise of Options under this Award have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), at the time an Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of an Option, deliver to the Company a Stock Purchase and Restriction Agreement in a form provided by the Company; provided, however, that such document may be modified, amended, or any provision thereof waived in whole or in part, as is necessary or desirable to comply with then current law.


                  5. Method of Payment. Payment of the Option Price, shall be in any of the following forms, or a combination thereof;

                           (a) cash, check or promissory note in form
satisfactory to the Company (at the discretion of the Company); or

                           (b) surrender to the Company of other shares of
Common Stock having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option shall be exercised; or

                           (c) any combination of such methods.

                  Notwithstanding the foregoing, shares of Common Stock may be surrendered in satisfaction of the exercise price only if the Optionee has held such shares for more than six months (or such shorter time as shall not, in the Board's sole discretion have an adverse effect on the Company's financial statements). If the consideration for the exercise of an Option is the surrender of previously acquired and owned shares of Common Stock, the Optionee will be required to make representations and warranties satisfactory to the Company regarding Optionee's title to the shares of Common Stock used to effect the purchase, including without limitation, representations and warranties that the Optionee has good and marketable title to such shares of Common Stock free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such shares of Common Stock without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a manner satisfactory to the Company. The value of the shares of Common Stock used to effect the purchase shall be the Fair Market Value of such shares of Common Stock on the date of exercise as determined by the Board in its sole discretion, exercised in good faith.

                  6. Restrictions on Exercise. An Option may not be exercised if the issuance of the shares of Common Stock upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of an Option pursuant to this Award, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation or by the Stock Restriction and Purchase Agreement referred to in Section 4.

                  7. Change of Control. In the event of a Change of Control of the Company, all Options granted hereunder shall immediately mature and become exercisable, in whole or in part, in accordance with the terms of this Agreement.

                  8. Non-Transferability of Award. This Award and any Options granted under this Agreement may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner. Options granted under this Agreement may be exercised during the lifetime of the Optionee only by the Optionee, except that such Options may be exercised by Optionee's legal representative in the case of Optionee's Disability. The terms of this Award shall be binding upon the executors, administrators, heirs and successors of the Optionee.

                  9. Term of Award. Options may not be exercised more than ten
(10) years from the Original Date of Grant, and may be exercised during such term only in accordance with the terms of the Plan and this Award.

                  10. Cancellation of Stock Appreciation Rights. All tandem Stock Appreciation Rights awarded as part of the Prior Agreement are hereby canceled as of the date of this Agreement.

                  11. Forfeiture. Notwithstanding any other provision of this Agreement, if the Board makes a finding, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee (i) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or proven dishonesty in the course of his employment, or, if the Optionee is a director, has otherwise breached any fiduciary duty owed to the Company, or (ii) has been convicted of a felony or
(iii) has disclosed trade secrets or confidential information of the Company or has breached his Employee Nondisclosure Agreement with the Company, all unexercised Options shall terminate on the date of such finding. In the event of such a finding, in addition to immediate termination of all unexercised

Options, the Optionee (or his legal representative, in the case of the death or Disability of the Optionee) shall forfeit all Option shares for which the Company has not yet delivered share certificates to the Optionee or his legal representative, as the case may be, and the Company shall refund to the Optionee or his legal representative the Option Price paid to it. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in forfeiture.

                  12. Acknowledgment. The Optionee represents that he has read the terms and provisions of the Plan, which is annexed to this Agreement as Exhibit A, and accepts this Award subject to all of the terms and provisions thereof and of this Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee or the Board, as the case may be, upon any questions arising under the Plan.

                  13. Entire Agreement. This Agreement, together with the exhibits attached to this Agreement represents the entire agreement between the parties, and supersede all prior agreements, understanding and representations between the parties in their respective entireties including, without limitation, the Prior Agreement, which Prior Agreement is hereby terminated.

                  14. Governing Law. This Agreement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania.

                  15. Withholding. Anything to the contrary herein notwithstanding, all payments required to be made by the Company hereunder to an Optionee, his legal representative, his heir or devisee shall be subject to the withholding of such amounts as the Company may determine that it is required to withhold pursuant to any applicable federal, state or local law or regulation.

                  16. Amendment. Except as otherwise set forth herein, this Agreement may only be amended by a writing signed by each of the parties hereto.



ORIGINAL DATE OF GRANT: _______________, 199___




                                      QUANTUM EPITAXIAL DESIGNS, INC.

                                      By: __________________________________
                                               President




Agreed to this _____ day of November, 1997.

--------------------------------------

Print Name: ____________________________